UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 10, 2002
                                (Date of earliest
                                 event reported)

Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398


Item 5. Other Events

On June 10, 2002 Exelon Corporation issued the following press release:

                                                                   [EXELON LOGO]


News Release

From:      Exelon Corporation                           FOR IMMEDIATE RELEASE
           Corporate Communications                     June 10, 2002
           P.O. Box 805379
           Chicago, IL  60680-5379

Contact:   Linda Marsicano, Media Relations
           312.394.3071
           Linda Byus, CFA, Investor Relations
           312.394.7696

    Exelon Corporation Reaffirms 2002 Outlook; Announces Investor Conference

Chicago (June 10, 2002) - Exelon Corporation (NYSE: EXC) today reaffirmed the company's outlook for 2002 operating earnings between $4.55 and $4.85 per share. Chairman and CEO John W. Rowe stated that, "Based on preliminary results through May, our year-to-date financial results are where we set out to be at the start of the year. Our Cost Management Initiative supported strong results in April and May, which helped offset the impact of mild weather and low power prices. Exelon's officers and employees are focused on living up to our commitments to our customers and investors."

Exelon Corporation also announced that it will host an investor conference on Thursday, June 20, 2002, 7:00 a.m. CDT. The conference will be webcast live and may be accessed at http://investor.exeloncorp.com/medialist.cfm.

                                       ###
Exelon Corporation is one of the nation's largest electric utilities with approximately 5 million customers and more than $15 billion in annual revenues. The company has one of the industry's largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5 million customers in Illinois and Pennsylvania and gas to more than 440,000 customers in the Philadelphia area. The company also has holdings in such competitive businesses as energy, infrastructure services, energy services and telecommunications. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

================================================================================

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations --

Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EXELON CORPORATION



                               /S/ Ruth Ann M. Gillis
                               -------------------------------------------
                               Ruth Ann M. Gillis
                               Senior Vice President and Chief Financial Officer





June 10, 2002